EXHIBIT 10(x)




                              GUILFORD MILLS, INC.
                          TRUST FOR NONQUALIFIED PLANS




                           EFFECTIVE FEBRUARY 16, 2001

                GUILFORD MILLS, INC. TRUST FOR NONQUALIFIED PLANS

           (a) THIS AMENDED AND RESTATED TRUST AGREEMENT made this 16th day of February, 2001, by and between Guilford Mills ("Company") and First Union National Bank ("Trustee");

           (b) WHEREAS, Guilford Mills, Inc. (the "Company") originally established the Guilford Mills, Inc. Nonqualified Profit-Sharing Plan (the "Excess Plan") in September 1990; and

           (c) WHEREAS, the Excess Plan was amended in 1996 to provide for the distribution of certain assets from the Excess Plan to the Guilford Mills, Inc. Profit-Sharing Plan with the consent of the Excess Plan participants; and

           (d) WHEREAS, the Excess Plan was continued in 1996 through a substitute plan setting forth additional benefits and a new structure entitled the Guilford Mills, Inc. Excess Benefit Plan (the "Successor Plan"); and

           (e) WHEREAS, the assets of the Excess Plan and the Successor Plan have been administered together under that certain trust agreement entitled the "Guilford Mills, Inc. Trust for Qualified Plans" (the "Excess Benefit Trust") since 1996; and

           (f) WHEREAS, the Company plans to adopt the Guilford Mills, Inc. Executive Deferred Compensation Plan (the "Deferred Compensation Plan") in April 1, 2001 as a top hat deferred compensation plan relating to the Guilford Mills, Inc. 401(k) Savings and Investment Plan (the "401(k) Plan"); and

           (g) WHEREAS, the Company desires to amend and restate the Excess Benefit Trust to provide that the Trust will hold assets relating to both the Successor Plan and the 401(k) Plan (hereinafter collectively referred to as "Plan" or the "Plans");

           (h) WHEREAS, Company has incurred or expects to incur liability under the terms of such Plan with respect to the individuals participating in such plan ("Participants");

           (i) WHEREAS, Company wishes to continue the Excess Benefit Trust through the execution of this new trust agreement (hereinafter called "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of Company's creditors in the event of Company's Insolvency, as herein defined, until paid to Participants and their beneficiaries in such manner and at such times as specified in the Plans;

           (j) WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plans as unfunded plans maintained for the purpose of providing deferred compensation


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for a select group of management or highly compensated employees for purposes of
Title I of the Employee Retirement Income Security Act of 1974 as amended;

           (k) WHEREAS, it is the intention of Company to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plans;

           NOW, THEREFORE, the parties do hereby continue the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

           Section 1. ESTABLISHMENT OF TRUST.

           (a) Company hereby deposits with Trustee in trust an amount, which shall become the principal of the Trust to be held, administered and disposed of by Trustee as provided in this Trust Agreement.

ALTERNATIVES -- SELECT ONE PROVISION.

       [ ] (b) THE TRUST HEREBY ESTABLISHED SHALL BE REVOCABLE BY COMPANY.

       [X] (b) THE TRUST HEREBY ESTABLISHED SHALL BE IRREVOCABLE.

       [ ] (b) THE TRUST HEREBY ESTABLISHED IS REVOCABLE BY COMPANY; IT SHALL BECOME IRREVOCABLE UPON A CHANGE OF CONTROL, AS DEFINED HEREIN.

       [ ] (b) THE TRUST SHALL BECOME IRREVOCABLE UPON APPROVAL BY THE BOARD OF DIRECTORS.

           (c) The Trust is intended to be a grantor trust, of which Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

           (d) The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of Company and shall be used exclusively for the uses and purposes of Participants and general creditors as herein set forth. Participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Participants and their beneficiaries against Company. Any assets held by the Trust will be subject to the claims of Company's general creditors under federal and state law in the event of Insolvency, as defined in
Section 3(a) herein.


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ALTERNATIVES -- SELECT ONE OR MORE PROVISIONS, AS APPROPRIATE.

       [X] (e) COMPANY, IN ITS SOLE DISCRETION, MAY AT ANY TIME, OR FROM TIME TO TIME, MAKE ADDITIONAL DEPOSITS OF CASH OR OTHER PROPERTY IN TRUST WITH TRUSTEE TO AUGMENT THE PRINCIPAL TO BE HELD, ADMINISTERED AND DISPOSED OF BY TRUSTEE AS PROVIDED IN THIS TRUST AGREEMENT. NEITHER TRUSTEE NOR ANY PARTICIPANT OR BENEFICIARY SHALL HAVE ANY RIGHT TO COMPEL SUCH ADDITIONAL DEPOSITS.

       [ ] (e) UPON A CHANGE OF CONTROL, COMPANY SHALL, AS SOON AS POSSIBLE, BUT IN NO EVENT LONGER THAN ____ [FILL IN BLANK] DAYS FOLLOWING THE CHANGE OF CONTROL, AS DEFINED HEREIN, MAKE AN IRREVOCABLE CONTRIBUTION TO THE TRUST IN AN AMOUNT THAT IS SUFFICIENT TO PAY EACH PARTICIPANT OR BENEFICIARY THE BENEFITS TO WHICH PARTICIPANTS OR THEIR BENEFICIARIES WOULD BE ENTITLED PURSUANT TO THE TERMS OF THE PLAN AS OF THE DATE ON WHICH THE CHANGE OF CONTROL OCCURRED.

       [ ] (e) WITHIN __ [FILL IN BLANK] DAYS FOLLOWING THE END OF THE PLAN YEAR, ENDING AFTER THE TRUST HAS BECOME IRREVOCABLE PURSUANT TO SECTION 1(b) HEREOF, COMPANY SHALL BE REQUIRED TO IRREVOCABLY DEPOSIT ADDITIONAL CASH OR OTHER PROPERTY TO THE TRUST IN AN AMOUNT SUFFICIENT TO PAY EACH PARTICIPANT OR BENEFICIARY THE BENEFITS PAYABLE PURSUANT TO THE TERMS OF THE PLAN AS OF THE CLOSE OF THE PLAN YEAR.

           (f) The Trustee agrees to accept contributions that are paid to it by the Company in accordance with the terms of this Trust Agreement. Such contributions shall be in cash or in such other form that may be acceptable to the Trustee. The Trustee shall have no duty to determine or collect contributions under the Plan and shall have no responsibility for any property until it is received and accepted by the Trustee. The Company shall have the sole duty and responsibility for the determination of the accuracy or sufficiency of the contributions to be made under the Plan, the transmittal of the same to the Trustee and compliance with any statute, regulation or rule applicable to contributions.

OPTIONAL:

       [ ] (g) A separate segregated account shall be maintained for each Employer (as that term is defined in Section 2.9 of the Plan), and contributions received from an Employer shall be used exclusively for the uses and purposes of the Participants and general creditors of such Employer as herein set forth.


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           Section 2. PAYMENTS TO PLAN PARTICIPANTS AND THEIR BENEFICIARIES.

           (a) Company shall deliver to Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect of each Participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plan), and the time of commencement for payment of such amounts. Except as otherwise provided herein, Trustee shall make payments to the Participants and their beneficiaries in accordance with such Payment Schedule. The Trustee shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by Company.

           The Company hereby agrees that the Authorized Party shall have the exclusive responsibility, and the Trustee shall not have any responsibility or duty under this Trust Agreement for determining that the Payment Schedule is in accordance with the terms of the Plan and applicable law, including without limitation, the amount, timing or method of payment and the identity of each person to whom such payments shall be made. The Trustee shall have no responsibility or duty to determine the tax effect of any payment or to see to the application of any payment.

           (b) The entitlement of a Participant or his or her beneficiaries to benefits under the Plan shall be determined by Company or such party as it shall designate under the Plan, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan.

           (c) Company may make payment of benefits directly to Participants or their beneficiaries as they become due under the terms of the Plan. Company shall notify Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plan, Company shall make the balance of each such payment as it falls due. Trustee shall notify Company where principal and earnings are not sufficient.

OPTIONAL:

       [ ] [add to end of (c)] Payment of benefits for each Employer shall be made solely from the separate account maintained for such Employer.

           (d) The Company shall furnish the Trustee with a written list of the names, signatures and extent of authority of all persons authorized to direct the Trustee and otherwise act on behalf of the Company, Participants and the Plan under the terms of this Trust Agreement ("Authorized Party"). The Trustee shall be entitled to rely on and shall be fully protected in acting upon


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direction from an Authorized Party until notified in writing by the Company, as appropriate, of a change of the identity of an Authorized Party.

           (e) In accordance with the procedures mutually acceptable to the Company and the Trustee, all directions and instructions to the Trustee from an Authorized Party, including but not limited to the Payment Schedule, shall be in writing, transmitted by mail or by facsimile or shall be an electronic transmission, provided the Trustee may, in its discretion, accept oral directions and instructions and may require confirmation in writing ("Authorized Instructions"). The Trustee shall be entitled to rely on and shall be fully protected in acting in accordance with all such directions and instructions which it reasonably believes to have been given by an Authorized Party and in failing to act in the absence thereof.

           Section 3. TRUSTEE RESPONSIBILITY REGARDING PAYMENTS TO TRUST BENEFICIARY WHEN COMPANY IS INSOLVENT.

           (a) Trustee shall cease payment of benefits to Participants and their beneficiaries if the Company is Insolvent. Company shall be considered "Insolvent" for purposes of this Trust Agreement if (i) Company is unable to pay its debts as they become due, or (ii) Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

           (b) At all times during the continuance of this Trust, as provided in
Section 1(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of Company under federal and state law as set forth below.

OPTIONAL:

       [ ] (b) [add to end of (b)] Principal and income of each segregated account shall be subject only to the general creditors of the respective Employer. Principal and income of the segregated account of an Employer shall not be subject to the general creditors of any other Employer.

           (1) The Board of Directors and the President/Chief Executive Officer of Company shall have the duty to inform Trustee in writing of Company's Insolvency. If a person claiming to be a creditor of company alleges in writing to Trustee that Company has become Insolvent, Trustee shall determine whether Company is Insolvent and, pending such determination, Trustee shall discontinue payment of benefits to Participants or their beneficiaries.

           (2) Unless Trustee has actual knowledge of Company's Insolvency, or has received notice from Company or a person claiming to be a creditor alleging that company is Insolvent, Trustee shall have no duty to inquire whether Company is Insolvent. Trustee may in all events rely on such evidence concerning


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Company's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning Company's solvency.

           (3) If at any time Trustee has determined that Company is Insolvent, Trustee shall discontinue payments to Participants or their beneficiaries and shall hold the assets of the Trust for the benefit of Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Participants or their beneficiaries to pursue their rights as general creditors of Company with respect to benefits due under the Plan(s) or otherwise.

           (4) Trustee shall resume the payment of benefits to Participants or their beneficiaries in accordance with Section 2 of this Trust Agreement only after Trustee has determined that Company is not Insolvent (or is no longer Insolvent).

           (c) Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries by Company in lieu of the payments provided for hereunder during any such period of discontinuance.

           Section 4. PAYMENTS TO COMPANY.

[The following need not be included if the first alternative under 1(b) is selected.]

           Except as provided in Section 3 hereof, after the Trust has become irrevocable, Company shall have no right or power to direct Trustee to return to Company or divert to others any of the Trust assets before all payment of benefits have been made to Participants and their beneficiaries pursuant to the terms of the Plan. Trust assets in each segregated account shall be returned under this Section 4 only to the respective Employer.

           Section 5. INVESTMENT AUTHORITY.

           (a) Trustee shall invest and reinvest the principal and income of the Trust as directed, in such form that is acceptable to the Trustee, by the Company. To the maximum extent permitted by law, Trustee shall have no duty or responsibility (i) to advise with respect to, or inquire as to the propriety of, any such investment direction or (ii) for any investment decisions made with respect to the Trust by the Company. In the absence of investment direction, the Trustee shall have no obligation to invest Trust assets, but may in its sole discretion: (i) invest Trust assets in any manner permitted under Section 5(c); and/or (ii) appoint an investment manager to invest trust assets with the expenses of such investment manager paid out of Trust assets.

           The Trustee shall have no responsibility to notify the Company of any calls for redemption which do not appear in Standard New York Financial Publications, unless the Trustee actually receives written notice of such call


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for redemption. The Trustee shall promptly notify the Company of each written notice actually received by the Trustee in the ordinary course of its custodial business hereunder concerning any default of payment in connection with securities held hereunder, call for redemption, exchange offer, tender offer, rights offering, subscription rights, conversion or similar rights, merger, consolidation, reorganization, reclassification or recapitalization, or similar event or proceeding affecting the property held in the Trust, and shall take such action in respect thereto as may be directed in writing by the Company.

           All solicitation fees payable to the Trustee as agent in connection with tender offers or any of the aforementioned proceedings that would not otherwise be payable to the Company will be retained by the Trustee.

           Should any securities held in any depository be called for partial redemption by the issuer of such securities, the Trustee is authorized in the Trustee's sole discretion to allot the called portion to the respective holders in any manner deemed to be fair and equitable in the Trustee's judgment. Securities called for partial redemption must be in the Trust pursuant to an actual rather than provisional credit.

ALTERNATIVES--SELECT ONE PROVISION, AS APPROPRIATE.

       [ ] The Trustee may invest in securities (including stock and the rights to acquire stock) or obligations issued by the Company or an Employer as that term is defined in the Plan.

       [X] The Trustee may not invest in securities (including stock and the rights to acquire stock) or obligations issued by the Company or an Employer as that term is defined in the Plan.

           (b) Unless otherwise directed in writing by the Company or its duly authorized agent, and consented to by the Trustee, the Trustee may not exercise any voting rights or powers in connection with any stocks, securities, or other property in the Trust nor exclude any proxies related thereto.

           (c) In administering the Trust, the Trustee shall be specifically authorized to:

           (1) Appoint custodians, subcustodians, or subtrustees, domestic or foreign (including affiliates of the Trustee), as to part or all of the Trust; provided that the Trustee shall not be liable for the acts or omissions of any subcustodian appointed under this Section 5(c)(1) pursuant to Authorized Instructions;

           (2) Hold property in nominee name, in bearer form, or in book entry form, in a clearinghouse corporation or in a depository (including an affiliate of the Trustee), so long as the Trustee's records clearly indicate that the assets held are a part of the Trust; provided that the Trustee shall not be responsible for any losses resulting from the deposit or maintenance of


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securities or other property (in accordance with market practice, customer, or regulation) with any recognized foreign or domestic clearing facility, book-entry system, centralized custodial depository, or similar organization;

           (3) Collect income payable to and distributions due to the Trust and sign on behalf of the Trust any declarations, affidavits, certificates of ownership and other documents required to collect income and principal payments, including but not limited to, tax reclamations, rebates and other withheld amounts; provided that the Trustee shall not be responsible for the failure to receive payment of (or late payment of) distributions with respect to securities or other property of the Trust;

           (4) Subject to the timely receipt of notice from an issuer or an Authorized Party, collect proceeds from securities, certificates of deposit or other investments which may mature or be called;

           (5) Submit or cause to be submitted to the Company, on a best efforts basis, all information received by the Trustee regarding ownership rights pertaining to property held in the Trust;

           (6) Attend to involuntary corporate actions;

           (7) Determine the fair market value of the Trust monthly, or for such other period as may be mutually agreed upon, in accordance with methods consistently followed and uniformly applied. In determining fair market value of the Trust, the Trustee shall be entitled to rely on and shall be protected in relying on values provided by an Authorized Party;

           (8) Deposit cash in interest bearing accounts in the banking department of the Trustee or an affiliated banking organization;

           (9) Take all action necessary to pay for authorized transactions or make authorized distributions, including exercising the power to borrow or raise moneys from any lender, which may be the Trustee in its corporate capacity or any affiliate or agent of the Trustee, upon such terms and conditions as are necessary to settle such transactions or distributions;

           (10) Take any and all actions, including the appointment of agents, necessary to settle transactions in futures and/or options contracts, short-selling programs, foreign exchange or foreign exchange contracts, swaps and other derivative investments;

           (11) Make, execute and deliver any an all documents, agreements or other instruments in writing as are necessary or desirable for the accomplishment of any of the powers and duties set forth in this Trust Agreement;

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           (12) Invest and reinvest the funds of the Trust in any property, real, personal or mixed, wherever situated, and whether situated, and whether or not productive of income or consisting of wasting assets, including, without limitation, common and preferred stock, bonds, notes, debenture, mutual funds (including any fund advised by Trustee or an affiliate), leaseholders mortgages (including without limitation, any collective or part interest in any bond and mortgage or note and mortgage), certificates of deposit, and oil, mineral or gas properties, royalties, interests or rights (including equipment pertaining thereto), without being limited to the classes of property in which trustees are authorized by law or any rule of court to invest Trusts and without regard to the proportion any such property may bear to the entire amount of the Trust;

           (13) Sell or exchange any property or asset of the Trust at public or private sale, with or without advertisement, upon terms acceptable to the Trustee, and in such manner as the Trustee may deem wise and proper. The proceeds of any such sale or exchange may be reinvested as is provided hereunder. The purchaser of any such property from the Trustee shall not be required to look to the application of the proceeds of any such sale or exchange by the Trustee;

           (14) Mortgage, pledge, lease or otherwise dispose of the property of the Trust without securing any order of the court therefor, without advertisement, and to execute any instrument containing any provisions which the Trustee may deem proper in order to carry out such actions. Any such lease so made by the Trustee shall be binding, notwithstanding the fact that the term of the lease may extend beyond the termination of the Plan;

           (15) Participate in the reorganization, recapitalization, merger or consolidation of any corporation wherein the Trustee may own stock or securities, and may deposit such stock or other securities in any voting trust, or with the depositaries designated thereby, and may exercise any subscription rights or conversion privileges, and generally may exercise any of the powers of any owner with respect to any stock or other securities or property comprising the Trust;

           (16) Designate a bank or trust company as depositary of the funds or property of the Trust, and the Trustee may deposit funds in its commercial banking department without making a bond;

           (17) Without diminution or restriction of the powers, vested by law or elsewhere in this Plan, and subject to all the provisions of the Plan, the Trustee, without the necessity of procuring any judicial authorization therefor or approval thereof, shall be vested with and, in the application of its best judgment and discretion on behalf of the beneficiaries of the Plan, shall be authorized to exercise all or any of the powers specifically permitted by statute or judicial decision in the State of North Carolina;

           (18) Join in, consent to, dissent from or oppose the reorganization, recapitalization, consolidation, sale, merger, foreclosure, or readjustment of the finances of any corporations, entities or properties in which the Trust may


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be invested, or the sale, mortgage, pledge or lease of any such property or the property of any such corporation or entity on such terms and conditions as the subscriptions, and payment of expenses, assessments, or subscriptions) which may be deemed necessary or advisable in connection therewith; and to accept any authorized investment which may be issued in or as a result of any such proceeding, and thereafter to hold the same;

           (19) Vote, in person or by general or limited proxy, at any election of any corporation in which the Trust is invested, and similarly to exercise, personally or by a general or limited power of attorney, any right appurtenant to any authorized investment held in the Trust;

           (20) Sell, either at public or private sale, option to sell, mortgage, lease for a term of years less than or continuing beyond the possible date of the termination of the Trust created hereunder, partition or exchange any real property which may from time to time constitute a portion of the Trust, for such prices and upon such terms as it may deem best, and to make, execute and deliver to the purchasers thereof good and sufficient deeds of conveyance therefor and all assignments, transfers and other legal instruments, either necessary or convenient for the passing of the title and ownership thereof to the purchaser, free and discharged of all trusts and without liability on the part of such purchasers to see to the proper application of the purchase price;

           (21) Repair, alter, improve or demolish any buildings which may be on any real estate forming part of the Trust or to erect entirely new structures thereon;

           (22) Renew, extend or participate in the renewal or extension of any mortgage, upon such terms as may be deemed advisable, and to agree to a reduction in the rate of interest on any mortgage or to any other modification or change in the terms of any mortgage or of any guarantee pertaining thereto, in any manner and to any extent that may be deemed advisable for the protection of the Trust or the preservation of the value of the investment; to waive any default, whether in the performance of any covenant or condition of any mortgage or in the performance of any guarantee, or to enforce any such default in such manner and to such extent as may be deemed advisable; to exercise and enforce any and all rights of foreclosure, to bid on property in foreclosure, to take a deed in lieu of foreclosure with or without paying a consideration therefor, and in connection therewith to release the obligation on the bond or note secured by the mortgage; and to exercise and enforce in any action, suit or proceeding at law or in equity any rights or remedies in respect to any mortgage or guarantee;

           (23) Purchase any authorized investment at a premium or at a discount;

           (24) Purchase, to sell, to exercise, to allow to expire without exercise, and to honor the exercise of, options to purchase or sell stock, commodities or other assets subject to such options;


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           (25) Purchase or sell commodities or interests therein; and

           (26) Establish, manage and administer a securities lending program on behalf of the Trust, pursuant to which the Trustee shall have authority to cause any and all securities held in the Trust to be lent to such one or more borrowers as the Trustee shall determine.

           (27) Generally take all action, whether or not expressly authorized, which the Trustee may deem necessary or desirable for the fulfillment of its duties hereunder.

The powers described in this Section 5(c) may be exercised by the Trustee with or without Authorized Instructions, but where the Trustee acts on Authorized Instructions, the Trustee shall be fully protected as described in Section 2.

           (d) The Company appoints the Trustee as the Trust's true and lawful attorney-in-fact and authorizes the Trustee to delegate the power of attorney to its global subcustodians with full powers of substitution to (a) sign, file and deliver all requests or claims for refund or reduction of, or exemption from, any withholding or similar taxes, collect the refund of the tax and transfer the amounts collected as directed; (b) vote securities or execute proxies held in the Trust, as directed, and exercise rights, as directed, related to the securities as a result of corporate actions; (c) safekeep securities in the name of the Trust; and (d) receive dividends, interest, other payments and sale proceeds on behalf of the Trust, sign on behalf of the Trust any and all forms pertaining to instructions for sale or purchase of securities, and give specific instructions regarding securities, cash and related transactions that are registered in the name of the Trust. The global subcustodian is authorized to perform any other actions necessary to carry out the intent of this Section. Any charges or expenses incurred in connection with acts permitted under this Section shall be paid by the Trust.

           [If the first optional paragraph in Section 5(a) is selected, the trust must provide either (1) that the trust is revocable under Alternative 1(b), or (2) the following provision must be included in the Trust]:

"COMPANY SHALL HAVE THE RIGHT AT ANYTIME, AND FROM TIME TO TIME IN ITS SOLE DISCRETION, TO SUBSTITUTE ASSETS OF EQUAL FAIR MARKET VALUE FOR ANY ASSET HELD BY THE TRUST. THIS RIGHT IS EXERCISABLE BY COMPANY IN A NONFIDUCIARY CAPACITY WITHOUT THE APPROVAL OR CONSENT OF ANY PERSON IN A FIDUCIARY CAPACITY."


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
Section 6. DISPOSITION OF INCOME.
           ---------------------

ALTERNATIVES -- SELECT ONE PROVISION.

       [X] (a) DURING THE TERM OF THIS TRUST, ALL INCOME RECEIVED BY THE TRUST, NET OF EXPENSES AND TAXES, SHALL BE ACCUMULATED AND REINVESTED.

       [ ] (a) DURING THE TERM OF THIS TRUST, ALL, OR ______________ [INSERT AMOUNT] PART OF THE INCOME RECEIVED BY THE TRUST, DETERMINED IN THE SOLE DISCRETION OF THE TRUSTEE AND NET OF EXPENSES AND TAXES, SHALL BE RETURNED TO THE RESPECTIVE EMPLOYER.

           Section 7. ACCOUNTING BY TRUSTEE.

           (a) If, within ninety (90) days after the Trustee mails to the Company a statement with respect to the Trust, the Company has not given the Trustee written notice of any exception or objection thereto, the statement shall be deemed to have been approved, and in such case, the Trustee shall not be liable for any matters in such statements. The Company or its agent shall have the right at its own expense to inspect the Trustee's books and records directly relating to the Trust during normal business hours.

           Section 8. RESPONSIBILITY OF TRUSTEE.

OPTIONAL:

       [X] (a) Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided however, that Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by Company which is contemplated by, and in conformity with, the terms of the Plan or this Trust and is given in writing by Company. In the event of a dispute between Company and a party, Trustee may apply to a court of competent jurisdiction to resolve the dispute. The Trustee shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Trust Agreement and shall be held harmless in acting upon any notice, request, direction, instruction, consent, certification or other instrument believed by it to be genuine and delivered by the proper party or parties. The Trustee shall not be responsible or liable for any diminution of value of any securities or other property held by the Trustee (or its subcustodians). The Trustee shall not be responsible or liable for any losses or damages suffered by the Trust arising as a result of the insolvency of any custodian, subtrustee or subcustodian, except to the extent the Trustee was negligent in its selection or continued retention of such entity. Under no circumstances shall Trustee be liable for


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
consequential, special, or speculative damages under the Trust Agreement even if the Trustee is advised as to the possibility thereof. Trustee shall be liable only for losses caused by grossly negligent actions or intentional misconduct, and in the performance of its duties. It is understood and agreed that Trustee shall be under no duty to take any action other than herein specified with respect to any securities or other property at any time deposited hereunder unless specifically agreed to by the Trustee in writing or as otherwise provided in this Trust Agreement.

           (b) If Trustee undertakes or defends any litigation arising in connection with this Trust, Company agrees to indemnify Trustee against Trustee's costs, expenses and liabilities (including, without limitation, attorney's fees and expenses) relating thereto and to be primarily liable for such payments. If Company does not pay such costs, expenses and liabilities in a reasonably timely manner, Trustee may obtain payment from the Trust. In no event shall Trustee have any liability or responsibility to undertake or defend any litigation unless the Trustee is reasonably assured of receiving payment of related fees and expenses.

           (c) Trustee, at the expense of the Trust or Company, may consult with legal counsel (who may also be counsel for Company generally, except following a Change in Control) with respect to any of its duties or obligations hereunder.

           (d) Trustee, at the expense of the Trust or Company, may hire agents, accountant, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

           (e) Trustee shall have, without exclusion, all powers conferred on Trustees by applicable law, unless expressly provided herein, provided, however, that if an insurance policy is held as an asset of the Trust, Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

OPTIONAL:

       [ ] (f) HOWEVER, NOTWITHSTANDING THE PROVISIONS OF SECTION 8(E) ABOVE, TRUSTEE MAY LOAN TO COMPANY THE PROCEEDS OF ANY BORROWING AGAINST AN INSURANCE POLICY HELD AS AN ASSET OF THE TRUST.

           (g) Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

           (h) Trustee shall not be liable for any expense, loss, claim or damage (including counsel fees) suffered by the Plan or Participant arising out of or caused by any delay in, or failure of, performance by Trustee, in whole or in part, arising out of, or caused by, circumstances beyond Trustee's control, including without limitation: acts of God, interruption, delay in, or loss (partial or complete) of electrical power or external computer (hardware or software) or communication services (including access to book-entry securities systems maintained by Federal Reserve Bank of New York and/or any clearing corporation); act of civil or military authority; sabotage; natural emergency; epidemic; war or other government actions; civil disturbance; flood, earthquake, fire, other catastrophe; strike or other labor disturbance by employees of nonaffiliates; government, judicial, or self regulatory organization order, rule or regulation; riot; energy or natural resource difficulty or shortage; and inability to obtain materials, equipment, or transportation.

           (i) The Trustee is not a party to, and has no duties or responsibilities under, the Plan other than those that may be expressly contained in this Trust Agreement. In any case in which a provision of this Trust Agreement conflicts with any provision in the Plan, this Trust Agreement shall control. The Trustee shall have no duties, responsibilities or liability with respect to the acts or omissions of any prior or successor trustee.

           (j) Trustee shall have no responsibility with respect to: (i) the selection or monitoring of any insurance policies or insurance contracts held in the Trust or the insurers issuing such policies or contracts; or (ii) the payment of any premiums with respect to such policies or contracts.

           (k) The duties of the Trustee shall be limited to the assets held in the Trust, and the Trustee shall have no duties with respect to assets held by any other person including, without limitation, any other trustee for the Plan. The Company hereby agrees that the Trustee shall not serve as, and shall not be deemed to be, a co-trustee under any circumstances. The Company may request the Trustee to perform a recordkeeping service with respect to property held by others and not otherwise subject to the terms of this Trust Agreement. To the extent the Trustee shall agree to perform this service, its sole responsibility shall be to accurately reflect information on its books which it has received from an Authorized Party.

           Section 9. COMPENSATION AND EXPENSES OF TRUSTEE.

           (a) The Trustee shall be entitled to compensation for services under this Trust Agreement as mutually agreed. The Company acknowledges that, as part of the Trustee's compensation, the Trustee may earn interest on balances, including without limitation, disbursement balances and balances arising from purchase and sale transactions. The Trustee shall also be entitled to reimbursement for reasonable expenses incurred by it in the discharge of its duties under this Trust Agreement. All such fees and expenses shall be charged to and collected from the Trust unless paid by the Company. If the Trustee advances cash or securities for any purpose, including the purchase or sale of foreign exchange or of contracts for foreign exchange, or in the event that the Trustee shall incur or be assessed taxes, interest, charges, expenses, assessments, or other liabilities in connection with the performance to this Trust Agreement, except such as may arise from its own negligent action, negligent failure to act or willful misconduct, any property at any time held for the Trust shall be security therefor and the Trustee shall be entitled to collect from the Trust sufficient cash for reimbursement, and if such cash is insufficient, dispose of the assets of the Trust to the extent necessary to obtain reimbursement. To the extent the Trustee advances funds to the Trust for disbursements or to effect the settlement of purchase transactions, the Trustee shall be entitled to collected from the Trust either (i) with respect to domestic assets, an amount equal to what would have been earned on the sums advanced (an amount approximating the "federal funds" interest rate) or (ii) with respect to non-domestic assets, the rate applicable to the appropriate foreign market.

           (b) To the extent an Authorized Party has provided necessary information to the Trustee, the Trustee shall be responsible for any necessary withholding and reporting of federal taxes related to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities. In addition, to the extent an Authorized Party has provided necessary information to the Trustee, the Trustee shall use reasonable efforts to assist such Authorized Party with respect to any "Tax Obligations." The term "Tax Obligations" means the responsibility for payment of taxes, withholding, certification and reporting requirements, claims for exemptions or refund, interest, penalties and other related expenses of the Trust, including but not limited to the requirements set forth in Section 2(a) of this Trust Agreement. Notwithstanding the foregoing, the Trustee shall have no responsibility or liability for any Tax Obligations now or hereafter imposed on the Company or the Trust by any taxing authorities, domestic or foreign, except as provided by applicable law. To the extent the Trustee is responsible under any applicable law for any Tax Obligation, the Company shall cause the appropriate Authorized Party to inform the Trustee of all Tax Obligations, shall direct the Trustee with respect to the performance of such Tax Obligations, shall provide the Trustee with the necessary funds and all information required by the Trustee to meet such Tax Obligations. All such Tax Obligations shall be paid from the Trust unless paid by the Company.

           (c) The Company shall indemnify and hold harmless the Trustee from all claims, liabilities, losses, damages and expenses, including reasonable attorneys fees and expenses, incurred by the Trustee in connection with this Trust Agreement, except as a result of the Trustee's own intentional misconduct. This indemnification shall survive the termination of this Trust Agreement.

           (d) The Trustee shall not be liable for any act or omission of any other person in carrying out any responsibility imposed upon such person and under no circumstances shall the Trustee be liable for any indirect, consequential, or special damages with respect to its role as Trustee.

           Section 10. RESIGNATION AND REMOVAL OF TRUSTEE.


           (a) Trustee may resign at any time by written notice to Company, which shall be effective 30 days after receipt of such notice unless Company and Trustee agree otherwise.

OPTIONAL:

       [X] (b) TRUSTEE MAY BE REMOVED BY COMPANY ON 60 DAYS NOTICE OR UPON SHORTER NOTICE ACCEPTED BY TRUSTEE.

OPTIONAL:

       [X] (c) Subsequent to a Change in Control, as defined herein, the Trustee may be removed in accordance with the following procedure:

                    (i) upon request of five (5) or more Participants or their beneficiaries, the Trustee shall deliver to such Participants or their beneficiaries a list of the names and addresses of all Participants or their beneficiaries;

                    (ii) upon receipt of a written request, signed by ten percent (10%) or more of the Participants or their beneficiaries, for the removal of any Trustee and the appointment of a specified successor, the Board of Directors shall conduct a vote of Participants or their beneficiaries with respect to such removal and designation or a successor; and

                    (iii) a vote of seventy-five percent (75%) of all Participants or their beneficiaries shall be required for the removal of any Trustee and the appointment of the specified successor.

OPTIONAL:

       [ ] (d) IF TRUSTEE RESIGNS WITHIN ____ [INSERT NUMBER] YEARS(S) AFTER A CHANGE OF CONTROL, AS DEFINED HEREIN, COMPANY SHALL APPLY TO A COURT OF COMPETENT JURISDICTION FOR THE APPOINTMENT OF A SUCCESSOR TRUSTEE OR FOR INSTRUCTIONS.

           (e) Upon resignation or removal of Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 120 days after receipt of notice of resignation, removal or transfer, unless Company extends the time limit.

           (f) If Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 11 hereof, by the effective date of resignation or removal under paragraph(s) (a) or (b) of this section. If no such appointment has been made, Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

           Section 11. APPOINTMENT OF SUCCESSOR.

OPTIONAL:

       [X] (a) IF TRUSTEE RESIGNS [OR IS REMOVED] IN ACCORDANCE WITH SECTION 10(a) OR (b) HEREOF, COMPANY MAY APPOINT ANY THIRD PARTY, SUCH AS A BANK TRUST DEPARTMENT OR OTHER PARTY THAT MAY BE GRANTED CORPORATE TRUSTEE POWERS UNDER STATE LAW, AS A SUCCESSOR TO REPLACE TRUSTEE UPON RESIGNATION OR REMOVAL. THE APPOINTMENT SHALL BE EFFECTIVE WHEN ACCEPTED IN WRITING BY THE NEW TRUSTEE, WHO SHALL HAVE ALL OF THE RIGHTS AND POWERS OF THE FORMER TRUSTEE, INCLUDING OWNERSHIP RIGHTS IN THE TRUST ASSETS. THE FORMER TRUSTEE SHALL EXECUTE ANY INSTRUMENT NECESSARY OR REASONABLY REQUESTED BY COMPANY OR THE SUCCESSOR TRUSTEE TO EVIDENCE THE TRANSFER.

OPTIONAL:

       [X] (b) THE SUCCESSOR TRUSTEE NEED NOT EXAMINE THE RECORDS AND ACTS OF ANY PRIOR TRUSTEE AND MAY RETAIN OR DISPOSE OF EXISTING TRUST ASSETS, SUBJECT TO SECTIONS 7 AND 8 HEREOF. THE SUCCESSOR TRUSTEE SHALL NOT BE RESPONSIBLE FOR AND COMPANY SHALL INDEMNIFY AND DEFEND THE SUCCESSOR TRUSTEE FROM ANY CLAIM OR LIABILITY RESULTING FROM ANY ACTION OR INACTION OF ANY PRIOR TRUSTEE OR FROM ANY OTHER PAST EVENT, OR ANY CONDITION EXISTING AT THE TIME IT BECOMES SUCCESSOR TRUSTEE.

           Section 12. AMENDMENT OR TERMINATION.

           (a) Prior to a Change in Control, this Trust Agreement may be amended by a written instrument executed by Trustee and Company. Notwithstanding the foregoing, (a) no such amendment shall conflict with the terms of the Plans or shall make the Trust revocable after it has become irrevocable in accordance with Section 1(b) hereof, (b) no amendment will be made to this Trust Agreement or the Plans which will cause this Trust Agreement, the Plans, or the assets of the trust to be governed by or subject to Parts 2, 3, or 4 of Title I of ERISA,
(c) no amendment will be made which will cause the assets of the trust to be taxable to Participants or their beneficiaries prior to the distribution of such assets, (d) no amendment shall reduce or otherwise adversely affect any Plan benefits of Participants or their beneficiaries accrued as of the date of such amendment in respect of any Participant or their beneficiary or the amount of assets of the trust allocable thereto, and (e) no amendment shall increase the duties or responsibilities of the Trustee unless the Trustee consents thereto in writing.

           (b) The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plans. Upon termination of the Trust any assets remaining in the Trust shall be returned to Company.

OPTIONAL:

       [ ] (c) UPON WRITTEN APPROVAL OF PARTICIPANTS OR BENEFICIARIES ENTITLED TO PAYMENT OF BENEFITS PURSUANT TO THE TERMS OF THE PLAN(S), COMPANY MAY TERMINATE THIS TRUST PRIOR TO THE TIME ALL BENEFIT PAYMENTS UNDER THE PLAN(S) HAVE BEEN MADE. ALL ASSETS IN THE TRUST AT TERMINATION SHALL BE RETURNED TO COMPANY.

OPTIONAL:

       [X] (d) Following a Change in Control, this Trust Agreement may be amended (subject to Section 12(a)) only with the prior written consent of seventy-five percent (75%) of the Participants or their beneficiaries at the time such amendment is sought. The Board of Directors shall be responsible for securing such consents in a timely fashion, and providing such results and any relevant information, to the Trustee in a manner acceptable to the Trustee.

           Section 13. MISCELLANEOUS.

           (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

           (b) Benefits payable to Participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal equitable process.

           (c) This Trust Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

OPTIONAL--SELECT ONE PROVISION:

OPTIONAL:

       [ ] (d) For purposes of this Trust Agreement, a change in control is determined pursuant to Section 9 of the Plan. If a change of control is determined to have occurred with respect to fewer than all Employers, the change of control provision described herein shall apply only to the separate accounts of Employers undergoing a change of control.

OPTIONAL:

       [X] (d) For purposes of this Trust Agreement, a change of control is determined pursuant to Section 9.2 of the Deferred Compensation Plan or Section
10.06 of the Successor Plan.

           (e) If, after a Change in Control, an action or proceeding shall be brought to enforce or interpret any provision of the Trust (or related plans) concerning the Change in Control, the Company shall indemnify the Plan Participant, beneficiary, or Trustee (on behalf of plan Participants and/or beneficiaries) bringing said action or proceeding for his attorneys' fees and disbursements incurred in connection therewith and pay prejudgment interest on any money award obtained by the Participant, beneficiary, or Trustee (on behalf of plan Participants and/or beneficiaries) calculated at the prime rate of interest in effect from time to time at Bank of America, Charlotte, North Carolina, from the date the benefits should have been paid under this Trust (or related plans); provided, however, that the Participant, beneficiary, or Trustee shall not have been found by the court to have had no cause in bringing the action, or to have acted in bad faith, which finding must be final with the time to appeal therefrom having expired and no appeal having been taken.

           (f) Neither the Company nor the Trustee may assign this Trust Agreement without the prior written consent of the other, except that the Trustee may assign its rights and delegate its duties hereunder to any corporation or entity which directly or indirectly is controlled by, or is under common control with, the Trustee. This Trust Agreement shall be binding upon, and inure to the benefit of, the Company and the Trustee and their respective successors and permitted assigns. Any entity which shall by merger, consolidation, purchase, or otherwise, succeed to substantially all the trust business of the Trustee shall, upon each succession and without any appointment or other action by the Company be and become successor trustee hereunder, upon notification to the Company.

           (g) The Trustee reserves the right to seek a judicial or administrative determination as to its proper course of action under this Trust Agreement. Nothing contained herein will be construed or interpreted to deny the Trustee or the Company the right to have the Trustee's account judicially determined. To the extent permitted by law, only the Trustee and the Company shall be necessary parties in any application to the courts for an interpretation of this Trust Agreement or for an accounting by the Trustee, and no Participant under the Plan or other person having an interest in the Trust shall be entitled to any notice or service of process. Any final judgment entered in such an action or proceeding shall, to the extent permitted by law, be conclusive upon all persons.

           (h) The provisions of this Trust Agreement are intended to benefit only the parties hereto, their respective successors and assigns, and Participants and their beneficiaries under the Plan. There are no other third party beneficiaries.

           (i) The Company and the Trustee hereby each represent and warrant to the other that it has full authority to enter into this Trust Agreement upon the terms and conditions hereof and that the individual executing this Trust Agreement on its behalf has the requisite authority to bind the Company or the Trustee to this Trust Agreement.

           (j) This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument and may be sufficiently evidenced by one counterpart.

           Section 14. EFFECTIVE DATE.

           The effective date of this Trust Agreement shall be February 16, 2001.


Company
Name:     Guilford Mills, Inc.                  First Union National Bank

          By: /s/ Richard E. Novak              By: /s/ Karen Livingston
              ---------------------------           ---------------------------

          Title: Vice President                 Title: Vice President
                 ------------------------              ------------------------

          Date:                                 Date:
                -------------------------             -------------------------





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